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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of Enron Oil & Gas Company and subsidiaries included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-42620, 33-62005, 333-18511 and 333-20841.

Houston, Texas                              ARTHUR ANDERSEN LLP
March 7, 1997